UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

            ____________________________________________________

                                  FORM 8-K


                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 4, 2004



                        EWORLDMEDIA HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)



                                   Nevada
       (State or other jurisdiction of incorporation or organization)


       000-14047                                       04-2392188
(Commission File Number)                  (IRS Employer Identification No.)

610 Newport Center Drive, Suite 210
     Newport Beach, California                                      92660
(principal executive offices)                                    (Zip Code)

                               (949) 718-0999
            (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


Item 5.02. Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

On November 4, 2004, Allen Kimble resigned as Chief Financial Officer, Secretary and Treasurer of eWorldMedia Holdings, Inc. (the "Registrant") to pursue other opportunities. Mr. Kimble's resignation was due to philosophical disagreements with the Registrant regarding business operations, policies and practices. The effective date of the resignation was November 4, 2004. Mr. Kimble furnished the Registrant with a letter which is filed as Exhibit 17 to this Current Report on Form 8-K.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 17, 2004           EWORLDMEDIA HOLDINGS, INC.

                                   By /s/  Ronald C. Touchard
                                      ---------------------------------
                                           Ronald C. Touchard, CEO